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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2004

                           TRAVIS BOATS & MOTORS, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)


          005-49897                                   74-2024798
   (Commission File Number)                (IRS Employer Identification No.)


                           ---------------------------

                          12116 Jekel Circle, Suite 102
                               Austin, Texas 78727
           (Address of principal executive office, including zip code)

                                 (512) 347-8787
              (Registrant's telephone number, including area code)


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ITEM 7(c). EXHIBITS

99    Press release dated April 29, 2004, issued by Travis Boats & Motors, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information set forth under "Item 12. Results of Operations and Financial Condition," including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On April 29, 2004, Travis Boats & Motors, Inc. issued a press release announcing its results of operations and financial condition for the three-month and six-month periods ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRAVIS BOATS & MOTORS, INC.
                                      (Registrant)



Date:  April 28, 2004                 By:          /s/ Michael B. Perrine
                                          --------------------------------------
                                          (Signature)
                                          Chief Financial Officer, Secretary and
                                          Treasurer


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                                  EXHIBIT INDEX



Exhibit Number           Description
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99                       Press release dated April 29, 2004, issued by Travis
                         Boats & Motors, Inc.